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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): June 15, 2005


                          REGIONS FINANCIAL CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                        0-6159                      63-0589368
----------------                -------------              -------------------
(State or other                  (Commission                 (IRS Employer
jurisdiction of                  File Number)              Identification No.)
incorporation)

    417 North 20th Street, Birmingham, Alabama               35203
   --------------------------------------------           -----------
     (Address of principal executive offices)             (Zip code)

                                 (205) 944-1300
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01 REGULATION FD DISCLOSURE

       In accordance with general instruction B.2. of Form 8-K, the following information is furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

       On June 15, 2005, the Registrant announced a pending realignment of its executive management structure. The changes are scheduled to take effect on July 1 to coincide with the previously announced retirement of Carl E. Jones, Jr. as chief executive officer of the company and the succession of Jackson W. Moore to that position.

       The organizational restructuring reflects that succession, and otherwise, will not result in any personnel changes. The revised structure will designate new titles for some of Registrant's executives, and redefine some of the lines of reporting. Mr. Jones will continue in the capacity of chairman of the board, and Mr. Moore will retain the title of president in addition to the chief executive officer title.

       Further information is set forth in Registrant's press release of June 15, 2005, that describes the revised executive organizational structure. A copy of the press release is included as exhibit 99.1 to this current report on Form 8-K.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

       (c) Exhibits. The exhibit listed in the exhibit index is filed as a part of this current report on Form 8-K.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 REGIONS FINANCIAL CORPORATION
                                        (Registrant)



                                 By: /s/ Ronald C. Jackson
                                     ---------------------------------------
                                      Ronald C. Jackson
                                      Senior Vice President and Comptroller

Date: June 15, 2005

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                                INDEX TO EXHIBITS

 Exhibit                         Description
----------                      -------------

    99.1       Press release of Regions Financial Corporation dated June 15,
               2005.